Brian Shipman

GVP Investor Relations

Gartner

Forward Looking Statements

Statements contained in this presentation regarding the growth and prospects of the business, the Company’s projected 2011 financial results, long-term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995).  Such forward looking statements involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from those expressed or implied thereby.

Factors that could cause actual results to differ materially include, but are not limited to, the ability to maintain and expand Gartner’s products and services; the ability to expand or retain Gartner’s customer base; the ability to grow or sustain revenue from individual customers; the ability to attract and retain a professional staff of research analysts and consultants upon whom Gartner is dependent; the ability to achieve and effectively manage growth, including the ability to integrate acquisitions and consummate acquisitions in the future; the ability to pay Gartner’s debt obligations; the ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability to carry out Gartner’s strategic initiatives and manage associated costs; the ability to successfully compete with existing competitors and potential new competitors; the ability to enforce our intellectual property rights; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on Gartner’s businesses and operations; general economic conditions; risks associated with the credit worthiness and budget cuts of governments and agencies; and other risks listed from time to time in Gartner’s reports filed with the Securities and Exchange Commission, including Gartner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The Company’s SEC filings can be found on Gartner’s website at investor.gartner.com and on the SEC’s website at www.sec.gov.  Forward looking statements included herein speak only as of February 16, 2011 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances.

Agenda

Business Overview                                Gene Hall

Research                                                                              Peter Sondergaard

Events                                                                                          Alwyn Dawkins

Consulting                                                                      Per Anders Waern

Break

Sales                                                                                               David Godfrey

Financial Overview                                Chris Lafond

Summary / Q&A                                                Gene Hall and Chris Lafond

Extraordinary Research Insight Through
Three Business Segments

Extraordinary
Research
Insight

Note: Percentages based on midpoint of 2012 revenue guidance.

Gartner
Research
Business

70%

Extraordinary
Research
Insight

Extraordinary Research Insight Through
Three Business Segments

Note: Percentages based on midpoint of 2012 revenue guidance.

Gartner
Consulting
Business

20%

Gartner
Research
Business

70%

Extraordinary
Research
Insight

Extraordinary Research Insight Through
Three Business Segments

Note: Percentages based on midpoint of 2012 revenue guidance.

Gartner
Consulting
Business

20%

Gartner
Research
Business

70%

Gartner Events
Business

10%

Extraordinary
Research
Insight

Extraordinary Research Insight Through
Three Business Segments

A Vast, Untapped Market Opportunity

Source: Gartner internal estimates.

$1.1 Billion**

 * technology, professional services, telecommunications and investors

** 2011 ending contract value

$47 Billion

2012

12

18

5

4

8

Other*

Front-line IT
Professionals

Supply Chain

CIOs

IT Functional
Leaders

Winning Growth Strategy

Extraordinary
Research
Insight

Strong Sales
Capability

High-Value
Differentiated
Offerings

Performance-Driven Leadership Team

Continuous Improvement and Innovation

World-Class
Service

Extraordinary Research Insight

2005

Today

Focus on
Critical Topics

V2

V3

V4

V5

V6

V7

Expanded
Coverage Areas

Enterprise Architecture

Supply Chain

Tech Professionals

Analyst Time
Optimization

V1

V2

V3

2005

Today

Extraordinary
Research Insight

Strong Sales
Capability

High-Value,
Differentiated
Offerings

World Class
Service

Winning Growth Strategy

Extraordinary
Research
Insight

Strong Sales
Capability

High-Value
Differentiated
Offerings

Performance-Driven Leadership Team

Continuous Improvement and Innovation

World-Class
Service

Performance Driven Leadership Team

Tenure

World-Class Talent

Global

6 years

Avg Tenure in Role

12 years

Avg Tenure at Gartner

Winning Growth Strategy

Extraordinary
Research
Insight

Strong Sales
Capability

High-Value
Differentiated
Offerings

Performance-Driven Leadership Team

Continuous Improvement and Innovation

World-Class
Service

Contract Value

509

593

640

753

834

784

978

1116

2004

2005

2006

2007

2008

2009

2010

2011

$m

Normalized EBITDA

Restated to exclude results of Vision Events. See attached Glossary for a discussion of normalized EBITDA.

$m

103

100

150

190

214

191

230

279

315-

335

2004

2005

2006

2007

2008

2009

2010

2011

2012E

Normalized EBITDA Margin

Restated to exclude results of Vision Events. See attached Glossary for a discussion of normalized EBITDA.

19.7 –
20.3%

11.8%

10.4%

14.5%

16.3%

16.7%

16.8%

17.9%

19.0%

2004

2005

2006

2007

2008

2009

2010

2011

2012E

EBITDA

%

EPS from Continuing Operations

$0.09

-$0.05

$0.47

$0.65

$0.98

$0.85

$0.96

$1.39

$

1.63-

$1.79

2004

2005

2006

2007

2008

2009

2010

2011

2012E

5,100 CIOs

The World’s Most Important Gathering of CIOs and Senior IT Executives

2012 Sales Kickoff

Why Invest in Gartner?

Long-term,
Double-Digit
Revenue, EPS &
CF Growth

Winning Strategy

Exceptional Business Model

Vast Market Opportunity

Strong Value Proposition

Senior Vice President

Research

Peter Sondergaard

Gartner Research

Winning Strategy

Strong Value Proposition

Vast Market Opportunity

The Next Age of Computing

INFORMATION

MOBILE

SOCIAL

CLOUD

NEXUS OF FORCES

Public Cloud Growth

Source: Gartner Estimates (2Q11 Update)

The Next Age of Computing

INFORMATION

MOBILE

SOCIAL

CLOUD

NEXUS OF FORCES

What’s Installed

Source: Gartner Estimates (2Q11 Update)

The Big Shift

Source: Gartner Estimates (2Q11 Update)

Mobile OS

PC OS

The Next Age of Computing

INFORMATION

MOBILE

SOCIAL

CLOUD

NEXUS OF FORCES

2012 Client Key Initiatives

Source: Gartner.com Data, January 2012

             1       Cloud Computing

             2       Mobile Enterprise Strategy

             3       Enterprise Architecture

             4       IT Strategic Planning

             5       IT Governance

               6       ITIL and Process Improvement

             7       Data Center Modernization

             8       IT Cost Optimization

             9       Business Intelligence

         10     Application Development

Rank   Key Initiative

Rank   Key Initiative

2006 Client Key Initiatives

Source: Gartner.com Data, January 2007

      4    Application Development

      5    ERP & Supply Chain
                       Management

      6    Mobile & Wireless

      7    Customer Relationship
                       Management

8    Application Integration and
         Middleware

9    Outsourcing

10    Emerging Technologies

      1    IT Strategic Planning

      2    Security & Privacy

      3    Business Intelligence

Rank   Key Initiative

Rank   Key Initiative

Gartner Research

Note: Percentages based on midpoint of 2012 revenue guidance.

Gartner
Research
Business

Gartner
Consulting
Business

Gartner Events
Business

20%

70%

Extraordinary
Research
Insight

10%

Gartner Research Model
The Research Process

People

Process

Proprietary Data

Packaging

Gartner Research Model
The People — Analysts

Subject Matter Experts

Over 810 analysts in 26 countries

Over 135 based in APAC, over 190
based in Europe

Minimum 12 years of experience at
time of hire

60% have 20+ years of industry
experience

135

190

485

People

Process

Proprietary Data

Packaging

Gartner Research Model
The Research Process

Decision Makers

in 12,400 organizations

Academic
Institutions

Technology &
Service Providers

12,000 briefings

   Investors

People

Process

Proprietary Data

Packaging

Gartner Research Model
The Research Process

People

Process

Proprietary Data

Packaging

Transparency

Objectivity

Collaboration

Quality

             2       Mobile Enterprise Strategy

             3       Enterprise Architecture

             4       IT Strategic Planning

             5       IT Governance

Rank   Key Initiative

             1       Cloud Computing

Gartner Research Model
The Research Process

People

Process

Proprietary Data

Packaging

Gartner Research Model
Proprietary Data and Analytics

42

Proprietary Data and Analytics

Over 2,300
contract reviews
and almost
8,500 strategy
reviews

A terabyte of
continually
updated market
data

5,500 IT Cost
and Price
benchmarks

290,000
recorded
interactions

5.5 million
document page
views

4.5 million
end-user
searches per
year

People

Process

Proprietary Data

Packaging

8,600 documents annually including:

            Magic Quadrants

            Hype Cycles

            Vendor Ratings

Written Actionable Advice

Gartner Research Model
Packaging and Presentation

People

Process

Proprietary Data

Packaging

Scalable structure and process to
handle 290,000 interactions

Phone access to analysts

Face-to-face interactions

Interactions

Gartner Research Model
Packaging and Presentation

People

Process

Proprietary Data

Packaging

Gartner Research

Highly differentiated insight
delivered primarily through
digital media subscriptions

Gartner Research Business

Gartner
Research
Business

Note: Percentages based on midpoint of 2012 revenue guidance.

70%

People

Process

Proprietary Data

Packaging

Gartner for IT Executives

Equips CIOs with the role-specific tools and
knowledge they need to deliver exceptional
business results for their organizations

Gartner Research
Vast Untapped Market Opportunity

$1.1 Billion**

Source: Gartner internal estimates

* technology, professional services, telecommunications
   and investors

** 2011 ending contract value

$47 Billion

2012

Other*

Front-line IT
Professionals

Supply Chain

CIOs

IT Functional
Leaders

12

18

5

4

8

Gartner Research
Vast Untapped Market Opportunity

$1.1 Billion**

Source: Gartner internal estimates

* technology, professional services, telecommunications
   and investors

** 2011 ending contract value

$47 Billion

2012

Other*

Front-line IT
Professionals

Supply Chain

CIOs

IT Functional
Leaders

12

18

5

4

8

Gartner for IT Leaders

Provides IT leaders with just-in-time, role-
specific insight and advice from Gartner
analysts to drive success on critical initiatives
and IT purchases

Gartner Research
Vast Untapped Market Opportunity

$1.1 Billion**

Source: Gartner internal estimates

* technology, professional services, telecommunications
   and investors

** 2011 ending contract value

$47 Billion

2012

Other*

Front-line IT
Professionals

Supply Chain

CIOs

IT Functional
Leaders

12

18

5

4

8

Gartner for Technical Professionals

Provides IT technical professionals with in-depth
advice to drive technology architecture decisions
and implementation strategy

Gartner for Supply Leaders

Provides Supply Chain leaders within different
industries advice and tools to optimize and drive
success on critical initiatives around their specific
value chain

Gartner Research
Vast Untapped Market Opportunity

$1.1 Billion**

Source: Gartner internal estimates

* technology, professional services, telecommunications
   and investors

** 2011 ending contract value

$47 Billion

2012

Other*

Front-line IT
Professionals

Supply Chain

CIOs

IT Functional
Leaders

12

18

5

4

8

Gartner Research
Vast Untapped Market Opportunity

$1.1 Billion**

Source: Gartner internal estimates

* technology, professional services, telecommunications
   and investors

** 2011 ending contract value

$47 Billion

2012

Other*

Front-line IT
Professionals

Supply Chain

CIOs

IT Functional
Leaders

12

18

5

4

8

Gartner for Business Leaders

Provides business leaders in Technology and
Service providers with the tools and insight to
ensure they succeed in the marketplace

Continuous Product Innovation

Content

Technology Platform

Usability/interface

Strong Value Proposition

Right direction,
right away

Immediate
shortlists on key
initiatives

Contract reviews

Best-practice
budget benchmark

Cost avoidance

Global perspective

Best practice by
vertical industry

Strategic guidance

Making the right
decision

Personal
development

Increased credibility

Save Time

Save Money

Gain
Resources

Gain
Confidence

Gartner Research

Winning Strategy

Vast Market Opportunity

Strong Value Proposition

Senior Vice President

Gartner Events

Alwyn Dawkins

Gartner Events

Winning Strategy

Vast Market Opportunity

Strong Value Proposition

Gartner Events

Gartner
Events
Business

Differentiated live
events leveraging
research content

Gartner Events
Business

Note: Percentages based on midpoint of 2012 revenue guidance.

Extraordinary
Research
Insight

10%

Make every conference we produce the MUST
ATTEND event for the communities we serve

Our mission:

Gartner Events
Business

Gartner Events

60 Events

6 Continents

42,800 Attendees

1,500 Exhibitors

World’s Leading IT Conference Producer

Extraordinary
Research
Insight

10%

10%

People

Process

Proprietary
Data

Gartner Events

Gartner Events
Business

Current

Relevant

Actionable

Note: Percentages based on midpoint of 2012 revenue guidance.

Attendee Value Proposition

Face-to-face Analyst interaction

Industry leaders

Unparalleled peer networking

Access to leading solution
providers

Actionable advice

Exhibitor Value Proposition

Face to face interaction
with high level attendees

Cost effective means to
generate leads

2011 Gartner Event Portfolio

60 strategic conferences

15% increase in global attendance

5,100 CIOs (up 18% YoY) and over 18,000 Attendees (up 16% YoY)

The World’s Most Important Gathering of CIOs and Senior IT Executives

Symposium strategy driving
increased CIO attendance

5,100 plus CIOs
18% YOY increase

2007

2010

2008

2009

2011

+32%

+40%

+23%

+18%

1,900

2,500

3,500

4,300

5,100

Global Symposium CIO Attendance

2012 Gartner Event Portfolio

63 strategic conferences

Gartner Events

Winning Strategy

Vast Market Opportunity

Strong Value Proposition

Senior Vice President

Gartner Consulting

Per Anders Waern

Gartner Consulting

Longer-term differentiated
engagements leveraging
Gartner research

Gartner
Consulting
Business

Note: Percentages based on midpoint of 2012 revenue guidance.

20%

Extraordinary
Research
Insight

Gartner Consulting

Winning Strategy

Vast Market Opportunity

Strong Value Proposition

Gartner Consulting

Note: Percentages based on midpoint of 2012 revenue guidance.

Core Consulting

Benchmarking Services

Contract Optimization

20%

Extraordinary
Research
Insight

Gartner Consulting

Note: Percentages based on midpoint of 2012 revenue guidance.

Independent and Objective

Powered by Gartner
Research

Proprietary Benchmark
Enabled

20%

Extraordinary
Research
Insight

Experienced Senior Practitioners

481 billable Consultants

$424K average annual
revenue per head

Powerful value proposition
for attracting top talent

Managing Partner

Trust-based relationships

Repeatable services

Gartner Consulting

Note: Percentages based on midpoint of 2012 revenue guidance.

Longer-term differentiated
engagements leveraging
Gartner research

50% cost savings

Mobility roadmap

Cloud strategy

20%

Extraordinary
Research
Insight

Contract Optimization

>$1.4B

in documented client savings

Gartner Consulting Contract Optimization

Gartner Consulting

Note: Percentages based on midpoint of 2012 revenue guidance.

Longer-term differentiated
engagements leveraging
Gartner research

20%

Extraordinary
Research
Insight

Gartner Consulting – Continuous Productivity
Improvements

Gross Contribution Margin

37%

34%

2011

2004

Note: 2004 Gross Contribution Margin re-stated to reflect the impact of equity compensation expense – impact is 1 pt.

Gartner Consulting

Winning Strategy

Strong Value Proposition

Vast Market Opportunity

Senior Vice President

Worldwide Sales

David Godfrey

Gartner

Note: Percentages based on midpoint of 2012 revenue guidance.

Gartner
Research
Business

Gartner
Consulting
Business

Gartner Events
Business

20%

70%

10%

Extraordinary
Research
Insight

Gartner Sales

Gartner Sales

1,268 quota-bearing
sales associates

186% growth since
2004

48% outside of United
States

Profile of a
Gartner Account
Executive

Highly motivated

Great sales DNA

Passionate

Goal oriented

Market Opportunity

2008

80,000

2012

108,000

Enterprise Opportunity

Market Opportunity

2008

19,000

2012

34,000

Covered Enterprises

Market Opportunity

2008

6,800

2012

8,100

Client Enterprises

18

5

8

$47 Billion

2012

Other*

Front-line IT
Professionals

Supply Chain

CIOs

IT Functional
Leaders

Total Market Opportunity

* technology, professional services, telecommunications and investors

Source: Gartner internal estimates

Other*

CIOs

IT Functional
Leaders

2008

$21 Billion

7

11

3

12

4

74,000

Total

108,000

Uncovered

Covered

34,000

# of Enterprises

12

18

5

4

8

$47 Billion

2012

Other*

Front-line IT
Professionals

Supply Chain

CIOs

IT Functional
Leaders

Prospects

Clients

25,900

8,100

Percent of Total

100%

69%

31%

24%

7%

$1.1 Billion**

Vast Market Opportunity For Research

 * technology, professional services, telecommunications and investors

** 2011 ending contract value

Source: Gartner internal estimates

Research sold as subscriptions to individuals

IT Functional Leaders

IT Professionals

CIO

Role-based

Recurring revenue

Case Study: Growing the Account

Case Study: Growing the Account

Gartner Sales

Winning Strategy

Vast Market Opportunity

Strong Value Proposition

Sales Strategy to Capture Market Opportunity

Coverage

Capacity

Sales

Effectiveness

Sales Strategy to Capture Market Opportunity

Coverage

Capacity

Sales
Effectivenes
s

Sales Strategy to Capture Market Opportunity

Capacity

Sales
Effectivenes
s

Coverage

Sales Strategy to Capture Market Opportunity

Capacity

Coverage

Sales Effectiveness

Sales Strategy to Capture Market Opportunity

15 - 20% increased annual sales headcount
objective

Architected recruitment and training plan

Capacity

Sales Strategy to Capture Market Opportunity

15 - 20% increased annual sales headcount
objective

Architected recruitment and training plan

Capacity

Direct Quota Bearing Headcount

Gartner Sales: A great place to work

Gartner culture

Collaboration

Leading tools and
Best Practices

Access to the C-Level

Innovative products

Sales Strategy to Capture Market Opportunity

Focused channel approach

Matched to global opportunity

Emphasizing client intimacy

Coverage

Research Client Organizations

Average Contract Value
per Organization

$K

Sales Strategy to Capture Market Opportunity

Great Talent

World Class Training

Proprietary Tools and Best Practices

Sales
Effectiveness

Gartner Sales

Winning Strategy

Strong Value Proposition

Vast Market Opportunity

Gartner Chief Financial Officer

Chris Lafond

Consistent, Winning Growth Strategy

Extraordinary
Research
Insight

Strong Sales
Capability

High-Value
Differentiated
Offerings

Performance-Driven Leadership Team

Continuous Improvement and Innovation

World-Class
Service

Consistent, Winning Growth Strategy:
The Financial Plan We Set in 2005

Grow the Research business

Optimize the Events portfolio

Improve the profitability of the Consulting business

Leverage our G&A infrastructure

Drive shareholder value

Grow the Research Business

Contract Value

>100%

1,116

509

$M

2004

2011

Consistent Growth Strategy:
Grow the Research Business

(a)

Based on midpoint of 2012 revenue guidance.

Events 13%

2004

Consulting
30%

Research 57%

Events 10%

2012 Estimate (a)

Consulting
20%

Research
70%

Optimize the Events Portfolio

# Events

+7%

2004

60

2011

56

Attendees

30,999

42,808

+38%

2004

2011

1,321

+16%

1,532

2004

2011

Exhibitors

Revenue ($M)

2004

$259

2011

$308

Headcount

2004

493

2011

481

Gross Contribution
Margin (%)

2004

34%

2011

37%

Improve Consulting Profitability

Leverage our G & A Infrastructure

2004

18% of
revenue

2011

15% of
revenue

Drive Shareholder Value

44 Million shares
repurchased

$963.5M returned
to shareholders

Shares Outstanding ($000’s)

2004

126,326

2011

98,846

-21%

Consistent, Winning Growth Strategy:
CF & Earnings Track Record

Normalized EBITDA (a)

$ in millions

103

279

EBITDA%

2004

2011

11.8

19.0

2004

2011

Normalized EBITDA Margin (a)

EPS from Continuing Operations

Free Cash Flow (a)

2004

$0.09

$1.39

2011

23

2004

214

2011

$ in millions

(a)

See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non-GAAP financial measure.

Why Invest in Gartner?

Long-term,
Double-Digit
Revenue, EPS &
CF Growth

Winning Strategy

Exceptional Business Model

Vast Market Opportunity

Strong Value Proposition

Value Proposition: We Deliver Our Extraordinary
Research Insight Through Three Business Segments

Note: Percentages based on midpoint of 2012 revenue guidance.

Gartner
Research
Business

Gartner
Consulting
Business

Gartner Events
Business

20%

70%

10%

Extraordinary
Research
Insight

Vast Market Opportunity For Research

Prospects

Clients

25,900

8,100

Percent of Total

100%

69%

31%

24%

7%

74,000

Total

108,000

Uncovered

Covered

34,000

# of Enterprises

$1.1 Billion**

* technology, professional services, telecommunications and investors

** 2011 ending contract value

Source: Gartner internal estimates

$47 Billion

2012

Other*

Front-line IT
Professionals

Supply Chain

CIOs

IT Functional
Leaders

8

4

5

18

12

Attractive and Predictable Business Model

Subscription-based business model

High renewal/retention rates–80% plus–attractive
level of recurring revenue

Negative working capital

High incremental margins

Strong balance sheet

High level of conversion from earnings into FCF

Attractive Business Model: Margin Expansion

High incremental gross contribution margin
long-term targets

Research—70%

Events—50%

Consulting—40%

Normalized EBITDA Margin

+720
BPS

2004

2011

Attractive Business Model: Strong Cash Flow
Leverage Conversion

(a)

See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non-GAAP financial measure.

Net Income

$ in millions

+706%

+830%

Free Cash Flow (a)

$ in millions

Long-Term Financial Objectives

Normalized EBITDA
margin improvement

50 – 150 bps per year

Total Revenue Growth

11  –  16%

Annual

Research

15  –  20%

Consulting

3  –  8%

Events

5  –  10%

Consistent Growth Strategy

(a)

Restated to exclude results of Vision Events.

(b)

See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure

(c)

2012 Normalized EBITDA margin based upon mid-point of 2012 guidance

(d)

See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

(e)

See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non-GAAP financial measure

Total Revenue (a, d)

$ in millions

1,600-
1,650

Consistent Growth Strategy

(a)

Restated to exclude results of Vision Events.

(b)

See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure

(c)

2012 Normalized EBITDA margin based upon mid-point of 2012 guidance

(d)

See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

(e)

See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non-GAAP financial measure

Normalized EBITDA (a, b, c, d)

315-
335

Consistent Growth Strategy

(a)

Restated to exclude results of Vision Events.

(b)

See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure

(c)

2012 Normalized EBITDA margin based upon mid-point of 2012 guidance

(d)

See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

(e)

See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non-GAAP financial measure

EPS from Continuing Operations (d)

$1.63-

$1.79

Consistent Growth Strategy

(a)

Restated to exclude results of Vision Events.

(b)

See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure

(c)

2012 Normalized EBITDA margin based upon mid-point of 2012 guidance

(d)

See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

(e)

See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non-GAAP financial measure

Free Cash Flow (a, d, e)

$ in millions

239-
257

Why Invest in Gartner?

Long-term,
Double-Digit
Revenue, EPS &
CF Growth

Winning Strategy

Exceptional Business Model

Vast Market Opportunity

8

Strong Value Proposition

Appendix

Projected 2012
Full Year Revenue and EBITDA Outlook

($ in millions except per share data)

Research

$ 1,130

-

1,150

12%

-

14%

Consulting

310

-

330

1%

-

7%

Events

160

-

170

8%

-

14%

Total Revenue

$1,600

-

  1,650

9%

-

12%

2012 Projection (1)

Reported
% change (1)

Normalized EBITDA (2)

  $315

-

    335

13%

-

20%

(1)

See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

(2)

See the attached Glossary for a discussion of Normalized EBITDA

Projected 2012
Earnings and Cash Flow Outlook

($ in millions except per share data)

2012 Projection (3)

Reported
% change (1)

Diluted Income per share

  $1.63

-

    1.79

17%

-

29%

Operating Cash Flow (1)

  $285

-   305

12%

-

19%

Capital Expenditures (1)

     (46)

-   (48)

Free Cash Flow (2)

  239

-    257

12%

-

20%

(1)

Capital expenditures includes $16.0 million of estimated payments we will make for the renovation of our Stamford headquarters facility, which are contractually reimbursable from the landlord. The accounting impact of these renovation payments increases both cash flow from operations and capital expenditures (investing activities) by the same amount and as a result has no net impact on Free Cash Flow.

(2)

See the attached Glossary for a discussion of  Free Cash Flow.

(3)

See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

Projected 2012 Quarterly Phasing – Revenue

Research revenue driven by retention rates and timing of new business

Balanced renewals with 26% expected in Q1

Fourth quarter historically the largest for new business

Events revenue recognized when conferences delivered

Symposium Series in Q4 drives phasing

12 events in Q1, 23 events in Q2, 13 events in Q3, and
15 events in Q4

Consulting revenue is seasonal

Q2 and Q4 slightly higher volume quarters

Q1 expected to be 23% of full year revenue

Note: See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

Projected 2012 Quarterly Phasing – Revenue

Research

Consulting

Events

Q1

Q2

Q3

Q4

24%

26%

25%

25%

22%

26%

24%

28%

11%

25%

11%

53%

Above based on midpoint of revenue guidance

Note: See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

Approximate estimated revenue phasing in 2012:

Projected 2012 Quarterly Phasing – Expense

Quarterly fluctuations in cost of services driven primarily by the conference schedule in our Events business

Higher Research and Sales expenses in Q4 related to Symposia and year-end sales support activities

G&A is less seasonal

Note: See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

Projected 2012 Sales, G&A and Other Expenses

Depreciation and amortization of $29 - 30 million

Interest expense of $10 – 11 million

Other income/expense of $2 – 3 million (primarily transaction FX gains/losses)

Tax rate projected to be between 32 and 33%

Note: See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

Projected 2012 Quarterly Phasing – Earnings

Approximate income per share:

Q1

Q2

Q3

Q4

19%

36%

25%

20%

Above based on the midpoint of guidance

Based upon business conditions the Company may accelerate or postpone expenses throughout the year which could shift earnings between quarters

Note: See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results.

Why Invest in Gartner?

139

139

Long-term,
Double-Digit
Revenue, EPS &
CF Growth

Winning Strategy

Exceptional Business Model

Vast Market Opportunity

8

Strong Value Proposition

Glossary

140

Non-GAAP Financial Measures

Investors are cautioned that Normalized EBITDA and Free Cash Flow are not financial measures under generally accepted accounting principles. In addition, they should not be construed as alternatives to any other measures of performance determined in accordance with generally accepted accounting principles. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Company’s current financial performance and the Company’s prospects for the future.

Normalized EBITDA

Represents operating income excluding depreciation, accretion on obligations related to excess facilities, amortization, stock-based compensation expense, Acquisition
Adjustments and Other charges. We believe Normalized EBITDA is an important measure of our recurring operations as it excludes items that may not be indicative of our core operating results.

Reconciliation of Normalized EBITDA to GAAP

($ in millions)

2004

2005

2006

2007

2008

2009

2010

2011

Net income (loss)

$17

($2)

$58

$74

$104

$83

$96

$137

Interest expense, net

1

11

17

22

19

16

16

10

Other (income) expense, net

7

9

1

(3)

1

3

—

2

Discontinued operations (1)

(5)

(4)

(4)

(3)

(7)

—

—

—

Tax provision

16

7

26

40

48

33

38

65

Operating income (1)

$36

$20

$98

$129

$164

$134

$149

214

Normalizing adjustments:

Depreciation, accretion and amortization

31

36

34

28

28

28

36

32

META integration charges

—

15

1

—

—

—

—

—

Other charges

36

29

—

9

—

—

—

—

SFAS No. 123(R) stock compensation expense

—

—

17

24

21

26

33

33

Pre-acquisition deferred revenue fair value adjustments

—

4

—

Acquisition and Integration Charges (2)

3

8

—

Normalized EBITDA (1)

$103

$100

$150

$190

$213

$191

$230

$279

Glossary

141

Non-GAAP Financial Measures

Free Cash Flow: Represents cash provided by operating activities excluding cash charges related to the acquisitions of AMR Research and Burton
Group, which primarily consist of certain nonrecurring costs such as severance and other exit costs (“Cash Acquisition and Integration Charges”), less additions to property, equipment and leasehold improvements (“Capital Expenditures”). We believe that Free Cash Flow is an important measure of the recurring cash generated by the Company’s core operations that is available to be used to repurchase stock, repay debt obligations and invest in future growth through new business development activities or acquisitions.

Reconciliation of Free Cash Flow to GAAP

($ in millions)

2004

2005

2006

2007

2008

2009

2010

2011

Cash provided by operating activities

$48

$27

$106

$148

$184

$162

$205

$256

Cash Acquisition and Integration Charges

—

—

—

—

—

—

8

—

Capital Expenditures

(25)

(22)

(21)

(24)

(24)

(15)

(21)

(42)

Free Cash Flow

$23

$5

$85

124

$160

$147

$192

$214